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                        CONSENT TO BE NAMED AS A DIRECTOR
                                       OF
                            ALARMGUARD HOLDINGS, INC.


      The undersigned hereby consents to be named in the Registration Statement on Form S-4 to be filed by Triton Group, Ltd. with the Securities and Exchange Commission, as a director of Alarmguard Holdings, Inc.



                                     /s/ Stuart L. Bell
                                    ---------------------------
                                    Stuart L. Bell